                                                                 Exhibit 10.85.4

LASALLE BANK
ABN AMRO

                                                               LaSalle Bank N.A.
                                                         540 West Madison Avenue
                                                                  Suite 540-2132
                                                    Chicago, Illinois 60661-2591
                                                                    312-992-5816
                                                               Fax: 312-992-5847

                                                        Confirmations Department

                                  CONFIRMATION

Date:   March 24, 2005

To:     BROOKDALE LIVING COMMUNITIES, INC
        330 N. Wabash
        Suite 1400
        Chicago, IL 60601

        Attn: R. Stanley Young
        Fax: 312-977-3699

From:   LASALLE BANK NATIONAL ASSOCIATION
        540 West Madison, Suite 2132
        Chicago, IL 60661

        Fax: (312) 992-5847

        Re: Swap Transaction [No. INF 23764/33940]

Ladies/Gentlemen:

The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc. ("ISDA")), without regard to subsequent amendments or revisions thereto, are incorporated into this Confirmation. In the event of any inconsistency between these definitions and provisions of this Confirmation, this Confirmation will govern. Each party represents and warrants to the other that (i) it is duly authorized to enter into this Swap Transaction and to perform its obligations hereunder and (ii) the person executing this Confirmation is duly authorized to execute and deliver it.
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1. This Confirmation supplements, forms a part of, and is subject to the ISDA
Master Agreement dated as of July 14, 1998, as amended from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Notional Amount:            USD 37,000,000.00

Trade Date:                 March 24, 2005

Effective Date:             March 29, 2005

Termination Date:           March 25, 2008

FIXED AMOUNTS:

   Fixed Rate Payer:        BROOKDALE LIVING COMMUNITIES, INC

   Fixed Rate:              4.395%

   Fixed Rate
   Payer Payment Dates:     The 22nd day of each month, commencing on April 22,
                            2005 to and including the Termination Date, subject
                            to adjustment in accordance with the Modified
                            Following Business Day Convention

   Fixed Rate
   Day Count Fraction:      Actual/360

FLOATING AMOUNTS:

   Floating Rate Payer:     LASALLE BANK NATIONAL ASSOCIATION

   Floating Rate Payer
   Payment Dates:           The 22nd day of each month, commencing on April 22,
                            2005 to and including the Termination Date, subject
                            to adjustment in accordance with the Modified
                            Following Business Day Convention

   Floating Rate Option:    USD-LIBOR-BBA; provided, however, the rate for each
                            Calculation Period shall be determined 2 London and
                            New York Business Days prior to each Reset Date

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
   Initial Floating Rate:   2.85%

   Designated Maturity:     1 month

   Spread:                  None

   Floating Rate Day        Actual/360
   Count Fraction:

   Reset Dates:             The first day each Calculation Period

   Method of Averaging:     Inapplicable

   Compounding:             Inapplicable

Business Days:              New York and London

Calculation Agent:          LASALLE BANK NATIONAL ASSOCIATION

3. Offices:

(a)  The Office of the Fixed Rate Payer for this Swap Transaction is Chicago,
     IL.

(b) The Office of the Floating Rate Payer for this Swap Transaction is Chicago, IL.

4. Account Details:

Payments to LASALLE BANK NATIONAL ASSOCIATION:

     LaSalle Bank National Association will debit your DDA account #5800941055

Payments to BROOKDALE LIVING COMMUNITIES, INC:

     LaSalle Bank National Association will credit your DDA account #5800941055

5. INDEPENDENT AMOUNT: With respect to the Independent Amount (as such term is defined in Credit Support Annex dated March 18, 2005), BROOKDALE LIVING COMMUNITIES, INC shall pay to LASALLE BANK NATIONAL ASSOCIATION the sum of US $ 250,000 for value March 29, 2005.

6. IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each entity or person that opens an account.
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     When you open an account, we will ask for the business' full legal name, street address, and tax identification number and other information that will assist us in identifying the business. We may also ask for other identifying information such as your date of birth and a copy of your driver's license.

     Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within ten (10) Business Days by either (i) returning via telecopier an executed copy of this Confirmation to the attention Tina Peters (fax number: (312) 992-5847; telephone number: (312) 992-5842), or sending a telex to Tina Peters (telex no.:62734, answerback:
ABNUW) substantially to the following effect: "We acknowledge receipt of your fax dated March 24, 2005 with respect to a Swap Transaction between BROOKDALE LIVING COMMUNITIES, INC and LASALLE BANK NATIONAL ASSOCIATION with an Effective Date of March 29, 2005 and a Termination Date of March 25, 2008 and confirm that such fax correctly sets forth the terms of our agreement relating to the Swap Transaction described therein. Very truly yours, ________________________, by (specify name and title of authorized officer)." Failure to respond within such period shall not affect the validity or enforceability of this Swap Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

Yours sincerely,

LASALLE BANK NATIONAL ASSOCIATION


By: /s/ Lily Lewis                      By: /s/ Doleen Nosek
    ---------------------------------       ------------------------------------
Name: Lily Lewis                        Name: Doleen Nosek
Title: AVP                              Title: AVP


Confirmed as of the date first written:

BROOKDALE LIVING COMMUNITIES, INC


By: /s/ R. Stanley Young
    ---------------------------------
Name: R. Stanley Young
Title: EVP & CFO